UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 30, 2016

ARATANA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35952	38-3826477
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11400 Tomahawk Creek Parkway, Suite 340,  Leawood, KS 66211

(Address of principal executive offices) (Zip Code)

(913) 353-1000

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 4, 2016, Aratana Therapeutics, Inc. (the “Company”) announced its financial results for the quarter ended June 30, 2016. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 2.02 of this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 30, 2016, Julia Stephanus provided the Company with a notice to cure and contingent resignation (the “Letter”) pursuant to Section 4.6.2(iv) of her employment agreement, as amended, which was filed with the Securities and Exchange Commission as Exhibit 10.7 to the Company’s S-1/A registration statement on May 23, 2013.   If the Company and Ms. Stephanus cannot mutually resolve the items in the Letter, relating to the Company’s reorganization of the commercial department reporting structure following the previously announced hire of a Chief Operating Officer effective July 1, 2016, then Ms. Stephanus’s last day as Chief Commercial Officer of the Company is anticipated to be August 31, 2016.

Item 9.01      Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

99.1	Press Release issued on August 4, 2016

Forward-Looking Statements

Certain statements contained in this report, including without limitation statements regarding the Company’s expectation to engage in discussions with Ms. Stephanus regarding her continued role and her anticipated last day of employment, are forward-looking statements within the meaning of the federal securities laws. In this report, the words “anticipates,” “believes,” “expects,” “intends,” “future,” “could,” “estimates,” “plans,” “would,” “should,” “potential,” “continues” and similar words or expressions identify forward-looking statements. Such forward-looking statements involve risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including but not limited to the risk that the Company will not engage in such discussions with Ms. Stephanus, or that such discussions will not result in Ms. Stephanus having a continued role with the Company or that her last day of employment will differ from the anticipated date. This and other important factors discussed under the caption "Risk Factors" in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission, or SEC, on March 15, 2016, along with our other reports filed with the SEC, could cause actual results to differ materially from those indicated by the forward-looking statements made in this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARATANA THERAPEUTICS, INC.

Date: August 4, 2016	By:
/s/ Steven St. Peter
Steven St. Peter

President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued on August 4, 2016